                  MASTER MODIFICATION AGREEMENT


     THIS MASTER MODIFICATION AGREEMENT ("AGREEMENT") is effective as of June 30, 1996 by and between THE FIRST NATIONAL BANK OF MARYLAND, a national banking association ("LENDER"); MARVIN M. SPEISER ("MARVIN SPEISER"); HEALTH-CHEM CORPORATION, a Delaware corporation ("HEALTH-CHEM"); PACIFIC COMBINING CORP., a California corporation ("PACIFIC"); and HERCON LABORATORIES CORPORATION, a Delaware corporation, HERCULITE PRODUCTS, INC., a New York corporation, HERCON ENVIRONMENTAL CORPORATION, a Delaware corporation, and TRANSDERM LABORATORIES CORPORATION, a Delaware corporation (collectively, together with HEALTH-CHEM and PACIFIC, the "BORROWERS").

                            RECITALS

     Pursuant to the terms and provisions of a Loan and Security Agreement dated July 15, 1994 by and between the LENDER and the BORROWERS, as amended by a Modification Agreement dated August 31, 1995 and a Second Modification Agreement dated October 11, 1995 ("LOAN AGREEMENT"), the LENDER is providing the BORROWERS with a revolving line of credit in the maximum principal amount of Six Million Dollars ($6,000,000.00) ("REVOLVER").

     Pursuant to the terms of a Loan Agreement dated as of July 15, 1994 by and between the LENDER and MARVIN SPEISER, the LENDER has made a term loan to MARVIN SPEISER in the original principal amount of One Million One Hundred Fifty Thousand Dollars ($1,150,000.00) ("SPEISER LOAN").

     Pursuant to the terms and provisions of a Loan and Security Agreement dated as of October 11, 1995 by and between the LENDER, PACIFIC, as borrower, and the other BORROWERS, as guarantors ("PACIFIC LOAN AGREEMENT") the LENDER has provided a term loan to PACIFIC in the original principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) ("PACIFIC LOAN").

     In accordance with the terms of Section 2.6 of the PACIFIC LOAN AGREEMENT, PACIFIC is required to make mandatory prepayments on the PACIFIC LOAN in an amount equal to the net proceeds obtained by any of the BORROWERS in connection with any sale or offering of any equity interest in any of the BORROWERS, excluding the net proceeds obtained in certain specified offerings set forth therein ("EQUITY PROCEEDS"). In addition, pursuant to the terms of Section
2.1 of the LOAN AGREEMENT, the maximum amount of the REVOLVER is to be reduced by an amount equal to the amount of any EQUITY PROCEEDS obtained by any of the BORROWERS, minus the amount of EQUITY PROCEEDS used to make prepayments on the PACIFIC LOAN.

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     The SPEISER LOAN is secured by, among other things, a pledge of 575,000 shares of common stock in HEALTH-CHEM represented by Stock Certificate No. NB21028 ("PLEDGED SHARES") pursuant to the terms and provisions of a Stock Pledge Agreement dated July 15, 1994 by and between MARVIN SPEISER and the LENDER ("PLEDGE AGREEMENT").

     HEALTH-CHEM and MARVIN SPEISER desire to enter into a transaction pursuant to which HEALTH-CHEM shall sell up to 1,320,000 shares of HEALTH-CHEM'S common stock to its stockholders (the "OFFERING"), and use the net proceeds obtained from the OFFERING to purchase up to 1,269,820 shares of HEALTH-CHEM'S common stock from MARVIN SPEISER in accordance with that certain Stock Purchase Agreement dated as of March 29, 1996 by and between HEALTH-CHEM and MARVIN SPEISER, as the same may be amended by an amendment acceptable to the LENDER ("STOCK PURCHASE").

     The proceeds obtained by HEALTH-CHEM in connection with the offering constitute EQUITY PROCEEDS and the BORROWERS have requested that the LENDER modify the provisions of the LOAN AGREEMENT and the PACIFIC LOAN AGREEMENT which require: (a) that the EQUITY PROCEEDS reduce the maximum principal amount of the REVOLVER by an amount equal to the EQUITY PROCEEDS minus the amount used to make prepayments on the PACIFIC LOAN; and (b) PACIFIC make a mandatory prepayment on the PACIFIC LOAN in an amount equal to the EQUITY PROCEEDS. In addition, it is intended that a portion of the PLEDGED STOCK shall be acquired by HEALTH-CHEM in connection with the STOCK PURCHASE.

     The parties have agreed to enter into this AGREEMENT in order to set forth their understanding and agreement in connection with the OFFERING and the STOCK PURCHASE.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. RECITALS. The parties hereto acknowledge the accuracy of the above Recitals and hereby incorporate the Recitals into this AGREEMENT.

     SECTION 2. AMENDMENT TO LOAN AGREEMENT. The LOAN AGREEMENT is hereby amended as follows:

                 a.  Section 2.1.  Section 2.1 of the LOAN
AGREEMENT is hereby amended by deleting the language "As used herein, the term 'Equity Proceeds' means an amount equal to (a) the net proceeds obtained by any BORROWER in connection with any sale or offering of any equity interest in any of the BORROWERS (excluding net proceeds obtained in the offering made, or to be made, in 1995 in connection with equity interest in Transderm
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Laboratories Corporation and net proceeds obtained by the exercise of any presently existing stock options for stock in Health-Chem Corporation), minus (b) the portion of such net proceeds which have been paid to the LENDER to prepay all or a portion of the TERM LOAN" and substituting in lieu thereof the following:

          As used herein, the term 'Equity Proceeds' means an amount equal to (a) the net proceeds obtained by any BORROWER in connection with any sale or offering of the equity interest in any of the BORROWERS (excluding net proceeds obtained in an offering made, or to be made, in 1995 in connection with equity interests in Transderm Laboratories Corporation and net proceeds obtained by the exercise of any presently existing stock options for stock in Health-Chem Corporation), minus (b) the portion of such net proceeds which have been paid to the LENDER to prepay all or a portion of the TERM LOAN; provided, however, the term
          'Equity Proceeds' shall not include proceeds obtained by Health-Chem Corporation between
          June 1, and September 30, 1996 in connection with the sale of up to 1,320,000 shares of common stock provided that the net proceeds
          (i.e., the total proceeds minus up to $.15 per share sold) are used by Health-Chem
          Corporation to purchase from Marvin M. Speiser up to 1,269,820 shares of Health-Chem
          Corporation common stock in accordance with that certain Stock Purchase Agreement dated as of March 29, 1996 by and between Health-Chem
          Corporation and Marvin M. Speiser and Marvin
          M. Speiser uses all of such proceeds to repay
          Marvin M. Speiser's indebtedness to the LENDER under that certain Promissory Note dated as of July 15, 1994 in the principal amount of One
          Million One Hundred Fifty Thousand Dollars
          ($1,150,000.00).

                 b.  Section 7.7.  Section 7.7 of the LOAN
AGREEMENT is hereby amended by deleting the words and number "Seven Hundred Fifty Thousand Dollars ($750,000.00)" and substituting in lieu thereof the words and number "One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00)."

                 c.  Section 7.13.   Article 7 of the LOAN
AGREEMENT is hereby amended by inserting immediately after the presently existing Section 7.12 the following new section:

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               Section 7.13.  Loans and Advances.  No
          BORROWER shall make or permit to exist any advance or loan to any officer or director of a BORROWER which would cause the aggregate amount of all loans and advances made by the BORROWERS to officers and directors of the BORROWERS (or any of the BORROWERS) to exceed in the aggregate amount as to all such loans or advances, the sum of (a) Six Hundred
          Thousand Dollars ($600,000.00) during the period between the date of this AGREEMENT and the earlier of September 30, 1996 or the date on which Health-Chem Corporation sells shares of its common stock, which sale is undertaken pursuant to a Stock Purchase Agreement by and between Health-Chem Corporation and Marvin M.
          Speiser dated March 29, 1996, as amended (the earlier of such date is herein referred to as the 'REDUCTION DATE'); and (b) at all times after the REDUCTION DATE, One Hundred Thousand
          Dollars ($100,000.00) provided that for one ninety consecutive day period during any twelve month period the aggregate amount of all such loan and advances may exceed One
          Hundred Thousand Dollars ($100,000.00) but shall never exceed Three Hundred Thousand
          Dollars ($300,000.00).

     Section 3. AMENDMENT TO PACIFIC LOAN AGREEMENT. the PACIFIC LOAN AGREEMENT is hereby amended as follows:

                 a. Section 2.6. Section 2.6 of the PACIFIC LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and inserting in lieu thereof the following:

               Section 2.6.  Mandatory Prepayment.  The
          BORROWER shall make mandatory prepayments on the LOAN, which prepayments shall be applied to the principal balance in the inverse order of scheduled maturities, in amounts equal to the net proceeds obtained by any COMPANY in connection with any sale or offering of any equity interest in any of the COMPANIES, excluding (a) the net proceeds obtained in the offering made, or to be made, in 1995 in connection with equity interests in Transderm
          Laboratories Corporation, (b) the net proceeds obtained by the exercise of any presently existing stock options for stock in Health-
          Chem Corporation, and (c) the net proceeds
          (i.e., the total proceeds minus up to $.15 per share sold) obtained by Health-Chem
          Corporation between June 1 and September 30,
          1996 in connection with the sale of up to 1,320,000 shares of common stock provided that the net proceeds are used by Health-Chem
          Corporation to purchase from Marvin M. Speiser up to 1,269,820 shares of Health-Chem
          Corporation common stock in accordance with that certain Stock Purchase Agreement dated as of March 29, 1996 by and between Health-Chem
          Corporation and Marvin M. Speiser and Marvin
          M. Speiser uses all of such proceeds to repay
          Marvin M. Speiser's indebtedness to the LENDER under that certain Promissory Note dated as of July 15, 1994 in the principal amount of One
          Million One Hundred Fifty Thousand Dollars
          ($1,150,000.00).  Each such mandatory
          prepayment shall be made within five (5) calendar days after he receipt by any COMPANY of any such proceeds.

                 b.  Section 6.7.  Section 6.7 of the LOAN
AGREEMENT is hereby amended by deleting the words and number "Seven Hundred Fifty Thousand Dollars ($750,000.00)" and substituting in lieu thereof the words and number "One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00)."

                 c.  Section 6.14.  Article 6 o the PACIFIC LOAN
AGREEMENT is hereby amended by inserting immediately after the presently existing Section 6.13 the following new section:

               Section 6.14.  Loans and Advances.  No
          COMPANY shall make or permit to exist any advance or loan to any officer or director of a COMPANY which would cause the aggregate amount of all loans and advances made by the COMPANIES to officers and directors of the COMPANIES (or any of the COMPANIES) to exceed in the aggregate amount as to all such loans or advances, the sum of (a) Six Hundred
          Thousand Dollars ($600,000.00) during the period between the date of this AGREEMENT and the earlier of September 30, 1996 or the date on which the Health-Chem Corporation sells shares of its common stock, which sale is undertaken pursuant to a Stock Purchase
          Agreement by and between the Health-Chem
          Corporation and Marvin M. Speiser dated March
          29, 1996, as amended (the earlier of such date is herein referred to as the 'REDUCTION
          DATE'); and (b) at all times after the

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          REDUCTION DATE, One Hundred Thousand Dollars
          ($100,000.00) provided that for one ninety consecutive day period during any twelve month period the aggregate amount of all such loan and advances may exceed One Hundred Thousand
          Dollars ($100,000.00) but shall never exceed
          Three Hundred Thousand Dollars ($300,000.00).

     Section 4.  CONSENT.  Pursuant to Section 7.5 of the LOAN
AGREEMENT and Section 6.5 of the PACIFIC LOAN AGREEMENT, the LENDER hereby consents to he STOCK PURCHASE provided MARVIN SPEISER uses such proceeds to repay the SPEISER LOAN.

     Section 5. PLEDGED STOCK. The LENDER shall not release any of the PLEDGED STOCK from the lien and security interests created by the PLEDGE AGREEMENT until such time as the LENDER receives payment in full of all sums outstanding under the SPEISER LOAN, except the LENDER agrees that in connection with the STOCK PURCHASE the LENDER shall release from the lien and security interest created by the PLEDGE AGREEMENT that number of PLEDGED STOCK equal to the number obtained by dividing (a) the amount of money obtained by MARVIN SPEISER from the sale of HEALTH-CHEM'S common stock as a result of the STOCK PURCHASE which is used by MARVIN SPEISER to repay principal outstanding under the SPEISER LOAN by (b) Two Dollars ($2.00).

     Section 6. AGREEMENT OF MARVIN SPEISER. MARVIN SPEISER hereby agrees to use all proceeds obtained in connection with the STOCK PURCHASE first to repay all sums outstanding under the SPEISER LOAN and then to use any remaining proceeds to repay the sums he owes to HEALTH-CHEM under a loan in the approximate amount of Two Hundred Fifty-Four Thousand Dollars ($254,000.00).

     Section 7. OTHER TERMS. Except as specifically modified herein, all other terms and provisions of the LOAN AGREEMENT, the PACIFIC LOAN AGREEMENT and all documents evidencing, securing or otherwise documenting the terms and provisions of the REVOLVER, the SPEISER LOAN or the PACIFIC LOAN (collectively, together with the LOAN AGREEMENT and the PACIFIC LOAN AGREEMENT, the "LOAN DOCUMENTS") remain in full force and effect. MARVIN SPEISER and each of the BORROWERS hereby ratify and confirm their respective obligations under the LOAN DOCUMENTS. It is the intention of the parties hereto that the modifications contained herein shall not constitute a novation of the BORROWERS' or MARVIN SPEISER'S respective obligations to the LENDER under the LOAN DOCUMENTS.

     Section 8.  FEES AND EXPENSES.   The BORROWERS shall pay all
of the fees, costs and expenses, including the LENDER'S counsel fees and expenses, in connection with the negotiation and preparation of this AGREEMENT.

     Section 9. CHOICE OF LAW. This Agreement and all of the LOAN DOCUMENTS shall be governed by and enforced pursuant to, the internal laws of the State of Maryland, and the parties hereto consent to the non-exclusive jurisdiction and venue of the Circuit Court of any county in the State of Maryland, the Circuit Court for the City of Baltimore and the State of Maryland, or the U.S. District Court for the District of Maryland.


     Section 10. WAIVER OF JURY TRIAL. The parties hereto each hereby waive the right to a trial by jury in any action, suit or proceeding arising out of or related to the LOAN DOCUMENTS.

     IN WITNESS WHEREOF, the parties have executed this AGREEMENT with the specific intention of creating a document under seal as of the day and year first above written.

WITNESS/ATTEST:               LENDER:

                              THE FIRST NATIONAL BANK OF MARYLAND,
                              A National Banking Association


/s/ Jon R. Christmann         By:  /s/ Garth C. Harding      (SEAL)
                                   Name:  /s/ Garth C. Harding
                                   Title: Vice President

                              MARVIN SPEISER:


/s/ Robert Haft               /s/ Marvin M. Speiser          (SEAL)
                              MARVIN M. SPEISER

                              BORROWERS:

                              HEALTH-CHEM CORPORATION,
                              A Delaware Corporation


/s/ Robert Haft               By:  /s/ Bruce M. Schloss      (SEAL)
                                   Bruce M. Schloss,
                                   Vice President

                              HERCON LABORATORIES CORPORATION
                              A Delaware Corporation


/s/ Robert Haft               By:  /s/ Bruce M. Schloss      (SEAL)
                                   Bruce M. Schloss,
                                   Vice President

WITNESS/ATTEST:               BORROWERS:  (Cont'd)

                              HERCULITE PRODUCTS, INC.,
                              A New York Corporation


/s/ Robert Haft               By:  /s/ Bruce M. Schloss      (SEAL)
                                   Bruce M. Schloss,
                                   Vice President

                              PACIFIC COMBINING CORP.,
                              A California Corporation


/s/ Robert Haft               By:  /s/ Bruce M. Schloss      (SEAL)
                                   Bruce M. Schloss,
                                   Vice President

                              HERCON ENVIRONMENTAL CORPORATION,
                              A Delware Corporation


/s/ Robert Haft               By:  /s/ Bruce M. Schloss      (SEAL)
                                   Bruce M. Schloss,
                                   Vice President

                              TRANSDERM LABORATORIES CORPORATION
                              A Delaware Corporation


/s/ Robert Haft               By:  /s/ Bruce M. Schloss      (SEAL)
                                   Bruce M. Schloss,
                                   Assistant Secretary